UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2017

NCR CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3097 Satellite Boulevard
Duluth, Georgia 30096
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (937) 445-5000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On January 17, 2017, NCR Corporation, a Maryland corporation (the “Company”), issued a press release announcing that, subject to court approval, it had entered into a proposed consent decree settlement with the United States Government and the State of Wisconsin under which the Company expects to resolve and conclude matters relating to the Fox River Superfund environmental cleanup and related litigation. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Forward-Looking Statements.
This communication contains forward-looking statements. Forward-looking statements use words such as “expect,” “anticipate,” “outlook,” “intend,” “believe,” “will,” “should,” “would,” “could” and words of similar meaning. Statements that describe or relate to the Company’s plans, goals, intentions, strategies or financial outlook, statements regarding the expected or potential effects, benefits or financial impact of the proposed consent decree settlement with the United States Government and the State of Wisconsin with respect to the Fox River Superfund environmental cleanup and related litigation, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Forward-looking statements are based on the Company’s current beliefs, expectations and assumptions, which may not prove to be accurate, and involve a number of known and unknown risks and uncertainties, many of which are out of the Company’s control. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those factors relating to: domestic and global economic and credit conditions including, in particular, market conditions and spending trends in the financial services industry, fluctuations in oil and commodity prices and their effects on local, regional and global market conditions, economic and market conditions in Russia, China and emerging markets, and the determination by Britain to exit the European Union and further potential changes in Eurozone participation; the impact of the Company’s indebtedness and its terms on the Company’s financial and operating activities; the impact of the terms of the Company’s strategic relationship with Blackstone and the Company’s Series A Convertible Preferred Stock; foreign currency fluctuations; the Company’s ability to successfully introduce new solutions and compete in the information technology industry; the transformation of the Company’s business model and the Company’s ability to sell higher-margin software and services; the Company’s ability to improve execution in the Company’s sales and services organizations; defects or errors in the Company’s products or problems with the Company’s hosting facilities; compliance with data privacy and protection requirements; manufacturing disruptions; collectability difficulties in subcontracting relationships in Emerging Industries; the historical seasonality of the Company’s sales; the availability and success of acquisitions, divestitures and alliances, including the divestiture of the Company’s Interactive Printer Solutions business; the Company’s pension strategy and underfunded pension obligation; the success of the Company’s ongoing restructuring plan; tax rates; reliance on third party suppliers; development and protection of intellectual property; workforce turnover and the ability to attract and retain skilled employees; environmental exposures from the Company’s historical and ongoing manufacturing activities; and uncertainties with regard to regulations, lawsuits, claims and other matters across various jurisdictions. Additional information concerning these and other factors can be found in the Company’s filings with the U.S. Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Any forward-looking statement speaks only as of the date on which it is made. The Company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release issued by the Company, dated January 17, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Corporation

Date:    January 19, 2017            By: /s/ Edward Gallagher
Name:    Edward Gallagher

Title:	Senior Vice President, General Counsel and Secretary

Index to Exhibits
The following exhibit is attached with this current report on Form 8-K:

Exhibit No.            Description

99.1                Press Release issued by the Company, dated January 17, 2017